SCHEDULE II
                            INFORMATION WITH RESPECT TO
                 TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)
                                      SHARES PURCHASED     AVERAGE
                        DATE              SOLD(-)          PRICE(2)
 COMMON STOCK-HYDRIL COMPANY
          GAMCO ASSET MANAGEMENT INC.
                       4/18/07            1,300            96.6900
                       4/18/07            3,000            96.6800
                       4/18/07              500            96.6519
                       4/18/07            2,000            96.6679
                       4/17/07            4,100            96.7076
                       4/17/07            1,000            96.6400
                       4/12/07            9,600            96.4057
	    GABELLI SECURITIES, INC.
          	  GABELLI ASSOCIATES LTD
                       4/18/07            4,000            96.6519
          	  GABELLI ASSOCIATES FUND II
                       4/18/07              500            96.6519
                       4/12/07              699-           96.4900
          	  GABELLI ASSOCIATES FUND
                       4/18/07            4,216            96.6519
          GGCP, INC.
                       4/18/07           10,000            96.6800
          GABELLI FUNDS, LLC.
              GABELLI UTILITY FUND
                       4/17/07           15,000            96.6500
              GABELLI DIVIDEND & INCOME TRUST
                       4/11/07            4,000            96.2414
              THE GABELLI GLOBAL DEAL FUND
                       4/18/07            7,700            96.6400
                       4/17/07           20,700            96.6400
                       4/16/07           20,000            96.6400
              GABELLI ASSET FUND
                       4/17/07           85,000            96.6499
              GABELLI ABC FUND
                       4/17/07           40,000            96.6500

(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE NASDAQ STOCK MARKET.

(2) PRICE EXCLUDES COMMISSION.